SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

FEBRUARY 18, 2009

Date of report (Date of earliest event reported)

INERGY HOLDINGS, L.P.

(Exact Name of Registrant as Specified in its Charter)

(a) Delaware	0-51304	43-1792470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 18, 2009, Inergy Holdings, L.P. (the “Company”) further amended its credit agreement with Southwest Bank of St. Louis, which it initially entered into on August 9, 2005, amended on April 10, 2007 and amended again on January 25, 2008 (the “Term Loan”). The amendment corrects the LTV Ratio (as defined in the Term Loan) by increasing it from 50% to 80%.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

10.1	Third Amendment to Credit Agreement dated February 18, 2009 between Inergy Holdings, L.P. and Southwest Bank of St. Louis

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY HOLDINGS, L.P.

	By:	INERGY HOLDINGS GP, LLC, Its General Partner

Date: February 20, 2009	/s/ Laura L. Ozenberger
Laura L. Ozenberger Sr. Vice President - General Counsel and Secretary